The Bank of New York Mellon Corporation

Financial Supplement

Second Quarter 2025

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						2Q25 vs.				YTD25 vs.
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	YTD25	YTD24	YTD24
Selected income statement data
Fee and other revenue	$3,825	$3,633	$3,653	$3,600	$3,567	5%	7%	$7,458	$7,054	6%
Net interest income	1,203	1,159	1,194	1,048	1,030	4	17	2,362	2,070	14
Total revenue	5,028	4,792	4,847	4,648	4,597	5	9	9,820	9,124	8
Provision for credit losses	(17)	18	20	23	—	N/M	N/M	1	27	N/M
Noninterest expense	3,206	3,252	3,355	3,100	3,070	(1)	4	6,458	6,246	3
Income before income taxes	1,839	1,522	1,472	1,525	1,527	21	20	3,361	2,851	18
Provision for income taxes	404	300	315	336	357	35	13	704	654	8
Net income	$1,435	$1,222	$1,157	$1,189	$1,170	17%	23%	$2,657	$2,197	21%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,391	$1,149	$1,130	$1,110	$1,143	21%	22%	$2,540	$2,096	21%
Diluted earnings per common share	$1.93	$1.58	$1.54	$1.50	$1.52	22%	27%	$3.51	$2.77	27%
Average common shares and equivalents outstanding – diluted (in thousands)	720,007	727,398	733,720	742,080	751,596	(1)%	(4)%	723,826	756,870	(4)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	37%	32%	30%	33%	33%			34%	31%
Return on common equity	14.7%	12.6%	12.2%	12.0%	12.7%			13.7%	11.7%
Return on tangible common equity – Non-GAAP (a)	27.8%	24.2%	23.3%	22.8%	24.6%			26.0%	22.7%
Non-U.S. revenue as a percentage of total revenue	36%	33%	35%	35%	36%			35%	35%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$55.8	$53.1	$52.1	$52.1	$49.5	5%	13%
Assets under management (“AUM”) (in trillions)	$2.11	$2.01	$2.03	$2.14	$2.05	5%	3%
Full-time employees	49,900	51,000	51,800	52,600	52,000	(2)%	(4)%
Book value per common share	$54.76	$52.82	$51.52	$51.78	$49.46
Tangible book value per common share – Non-GAAP (a)	$29.57	$28.20	$27.05	$28.01	$26.19
Cash dividends per common share	$0.47	$0.47	$0.47	$0.47	$0.42
Common dividend payout ratio	25%	30%	31%	32%	28%
Closing stock price per common share	$91.11	$83.87	$76.83	$71.86	$59.89
Market capitalization	$64,254	$60,003	$55,139	$52,248	$44,196
Common shares outstanding (in thousands)	705,241	715,434	717,680	727,078	737,957

Capital ratios at period end (c)
Common Equity Tier 1 (“CET1”) ratio	11.5%	11.5%	11.2%	11.9%	11.4%
Tier 1 capital ratio	14.6%	14.6%	13.7%	14.5%	14.0%
Total capital ratio	15.6%	15.7%	14.8%	15.6%	15.0%
Tier 1 leverage ratio	6.1%	6.2%	5.7%	6.0%	5.8%
Supplementary leverage ratio (“SLR”)	6.9%	6.9%	6.5%	7.0%	6.8%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Trust Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $2.0 trillion at June 30, 2025, $1.9 trillion at March 31, 2025, $1.8 trillion at Dec. 31, 2024, $1.9 trillion at Sept. 30, 2024 and $1.7 trillion at June 30, 2024.

(c) Regulatory capital ratios for June 30, 2025 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2025, March 31, 2025 and Dec. 31, 2024 was the Standardized Approach, for Sept. 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for June 30, 2024 was the Standardized Approach.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						2Q25 vs.				YTD25 vs.
	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	YTD25	YTD24	YTD24
Revenue
Investment services fees	$2,583	$2,411	$2,438	$2,344	$2,359	7%	9%	$4,994	$4,637	8%
Investment management and performance fees	758	739	808	794	761	3	—	1,497	1,537	(3)
Foreign exchange revenue	213	156	177	175	184	37	16	369	336	10
Financing-related fees	51	60	53	53	53	(15)	(4)	111	110	1
Distribution and servicing fees	36	37	37	38	41	(3)	(12)	73	83	(12)
Total fee revenue	3,641	3,403	3,513	3,404	3,398	7	7	7,044	6,703	5
Investment and other revenue	184	230	140	196	169	N/M	N/M	414	351	N/M
Total fee and other revenue	3,825	3,633	3,653	3,600	3,567	5	7	7,458	7,054	6
Net interest income	1,203	1,159	1,194	1,048	1,030	4	17	2,362	2,070	14
Total revenue	5,028	4,792	4,847	4,648	4,597	5	9	9,820	9,124	8
Provision for credit losses	(17)	18	20	23	—	N/M	N/M	1	27	N/M
Noninterest expense
Staff	1,768	1,834	1,817	1,736	1,720	(4)	3	3,602	3,577	1
Software and equipment	527	513	520	491	476	3	11	1,040	951	9
Professional, legal and other purchased services	388	366	410	370	374	6	4	754	723	4
Sub-custodian and clearing	150	131	128	117	134	15	12	281	253	11
Net occupancy	132	136	149	130	134	(3)	(1)	268	258	4
Distribution and servicing	63	65	87	90	88	(3)	(28)	128	184	(30)
Business development	53	48	54	48	50	10	6	101	86	17
Bank assessment charges	22	38	16	10	(7)	N/M	N/M	60	10	N/M
Amortization of intangible assets	11	11	13	12	13	—	(15)	22	25	(12)
Other	92	110	161	96	88	(16)	5	202	179	13
Total noninterest expense	3,206	3,252	3,355	3,100	3,070	(1)	4	6,458	6,246	3
Income before income taxes	1,839	1,522	1,472	1,525	1,527	21	20	3,361	2,851	18
Provision for income taxes	404	300	315	336	357	35	13	704	654	8
Net income	1,435	1,222	1,157	1,189	1,170	17	23	2,657	2,197	21
Net (income) attributable to noncontrolling interests	(12)	(2)	(2)	(7)	(2)	N/M	N/M	(14)	(4)	N/M
Preferred stock dividends	(32)	(71)	(25)	(72)	(25)	N/M	N/M	(103)	(97)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$1,391	$1,149	$1,130	$1,110	$1,143	21%	22%	$2,540	$2,096	21%

Average common shares and equivalents outstanding: Basic	714,799	720,951	726,568	736,547	746,904	(1)%	(4)%	718,039	751,961	(5)%
Diluted	720,007	727,398	733,720	742,080	751,596	(1)%	(4)%	723,826	756,870	(4)%

Earnings per common share: Basic	$1.95	$1.59	$1.56	$1.51	$1.53	23%	27%	$3.54	$2.79	27%
Diluted	$1.93	$1.58	$1.54	$1.50	$1.52	22%	27%	$3.51	$2.77	27%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2025		2024
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Assets
Cash and due from banks	$5,699	$5,354	$4,178	$6,234	$5,311
Interest-bearing deposits with the Federal Reserve and other central banks	135,602	102,303	89,546	102,231	116,139
Interest-bearing deposits with banks	12,069	11,945	9,612	9,354	11,488
Federal funds sold and securities purchased under resale agreements	45,547	41,316	41,146	36,164	29,723
Securities	147,068	145,385	136,627	141,876	136,850
Trading assets	12,610	11,978	13,981	12,459	9,609
Loans	73,096	71,404	71,570	69,451	70,642
Allowance for loan losses	(275)	(295)	(294)	(296)	(286)
Net loans	72,821	71,109	71,276	69,155	70,356
Premises and equipment	3,289	3,257	3,266	3,380	3,267
Accrued interest receivable	1,348	1,302	1,293	1,319	1,253
Goodwill	16,823	16,661	16,598	16,338	16,217
Intangible assets	2,849	2,846	2,851	2,824	2,826
Other assets	30,056	27,235	25,690	26,127	25,500
Total assets	$485,781	$440,691	$416,064	$427,461	$428,539
Liabilities
Deposits	$346,393	$308,644	$289,524	$296,438	$304,311
Federal funds purchased and securities sold under repurchase agreements	15,492	15,663	14,064	14,574	15,701
Trading liabilities	6,134	4,580	4,865	4,553	3,372
Payables to customers and broker-dealers	21,273	22,244	20,073	19,741	17,569
Commercial paper	2,361	1,662	301	301	301
Other borrowed funds	293	212	225	401	280
Accrued taxes and other expenses	4,634	4,438	5,270	5,138	4,729
Other liabilities	11,233	8,756	9,124	10,726	10,208
Long-term debt	33,429	30,869	30,854	33,199	30,947
Total liabilities	441,242	397,068	374,300	385,071	387,418
Temporary equity
Redeemable noncontrolling interests	111	94	87	107	92
Permanent equity
Preferred stock	5,331	5,331	4,343	4,343	4,343
Common stock	14	14	14	14	14
Additional paid-in capital	29,659	29,535	29,321	29,230	29,139
Retained earnings	44,388	43,343	42,537	41,756	40,999
Accumulated other comprehensive loss, net of tax	(3,549)	(4,115)	(4,656)	(3,867)	(4,900)
Less: Treasury stock, at cost	(31,893)	(30,989)	(30,241)	(29,484)	(28,752)
Total The Bank of New York Mellon Corporation shareholders’ equity	43,950	43,119	41,318	41,992	40,843
Nonredeemable noncontrolling interests of consolidated investment management funds	478	410	359	291	186
Total permanent equity	44,428	43,529	41,677	42,283	41,029
Total liabilities, temporary equity and permanent equity	$485,781	$440,691	$416,064	$427,461	$428,539

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						2Q25 vs.				YTD25 vs.
(dollars in millions)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	YTD25	YTD24	YTD24
Investment services fees	$2,583	$2,411	$2,438	$2,344	$2,359	7%	9%	$4,994	$4,637	8%
Investment management and performance fees:
Investment management fees (a)	748	734	788	781	753	2	(1)	1,482	1,519	(2)
Performance fees	10	5	20	13	8	N/M	N/M	15	18	N/M
Total investment management and performance fees (b)	758	739	808	794	761	3	—	1,497	1,537	(3)
Foreign exchange revenue	213	156	177	175	184	37	16	369	336	10
Financing-related fees	51	60	53	53	53	(15)	(4)	111	110	1
Distribution and servicing fees	36	37	37	38	41	(3)	(12)	73	83	(12)
Total fee revenue	3,641	3,403	3,513	3,404	3,398	7	7	7,044	6,703	5
Investment and other revenue:
Income (loss) from consolidated investment management funds	35	6	(5)	28	8	N/M	N/M	41	23	N/M
Seed capital gains (losses) (c)	8	(6)	3	3	—	N/M	N/M	2	14	N/M
Other trading revenue	59	71	89	79	77	N/M	N/M	130	146	N/M
Renewable energy investment gains	15	15	5	6	8	N/M	N/M	30	14	N/M
Corporate/bank-owned life insurance	35	38	47	36	26	N/M	N/M	73	54	N/M
Other investments gains (d)	26	24	8	12	30	N/M	N/M	50	47	N/M
Disposal gains	—	40	—	—	—	N/M	N/M	40	—	N/M
Expense reimbursements from joint venture	34	31	29	32	30	N/M	N/M	65	57	N/M
Other income	7	11	14	17	7	N/M	N/M	18	14	N/M
Net securities (losses)	(35)	—	(50)	(17)	(17)	N/M	N/M	(35)	(18)	N/M
Total investment and other revenue	184	230	140	196	169	N/M	N/M	414	351	N/M
Total fee and other revenue	$3,825	$3,633	$3,653	$3,600	$3,567	5%	7%	$7,458	$7,054	6%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis, investment management and performance fees decreased 2% (Non-GAAP) compared with 2Q24. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	2Q25			1Q25			4Q24			3Q24			2Q24
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$99,426	3.73%		$86,038	3.84%		$94,337	4.18%		$100,611	4.62%		$102,257	4.65%
Interest-bearing deposits with banks	11,199	3.10		10,083	3.39		10,479	3.54		10,559	4.15		11,210	3.91
Federal funds sold and securities purchased under resale agreements	39,522	32.23	(a)	41,166	28.79	(a)	37,939	31.22	(a)	31,183	36.65	(a)	29,013	36.48	(a)
Loans	71,265	5.81		69,670	5.80		69,211	6.17		69,205	6.57		68,283	6.58
Securities:
U.S. government obligations	29,279	3.63		26,614	3.49		27,223	3.47		28,490	3.71		28,347	3.82
U.S. government agency obligations	62,874	3.36		63,514	3.27		63,166	3.31		62,572	3.26		62,549	3.29
Other securities	54,610	3.58		51,403	3.62		49,675	3.76		48,647	4.00		46,828	4.04
Total investment securities	146,763	3.49		141,531	3.44		140,064	3.50		139,709	3.61		137,724	3.66
Trading securities (b)	7,367	4.84		6,199	5.29		5,738	6.13		5,667	5.33		5,146	5.89
Total securities (b)	154,130	3.56		147,730	3.52		145,802	3.61		145,376	3.68		142,870	3.74
Total interest-earning assets (b)	$375,542	7.03%		$354,687	6.97%		$357,768	7.18%		$356,934	7.40%		$353,633	7.24%
Noninterest-earning assets	63,066			61,157			62,576			59,463			58,866
Total assets	$438,608			$415,844			$420,344			$416,397			$412,499

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$250,688	2.95%		$234,394	2.98%		$235,281	3.27%		$236,724	3.82%		$235,878	3.85%
Federal funds purchased and securities sold under repurchase agreements	17,485	65.95	(a)	17,566	60.25	(a)	17,599	60.52	(a)	16,584	62.85	(a)	17,711	55.26	(a)
Trading liabilities	2,821	4.94		2,063	4.56		1,887	4.61		1,844	4.83		1,689	5.43
Other borrowed funds	432	5.06		288	5.93		484	2.32		418	3.15		351	8.61
Commercial paper	2,511	4.56		1,279	4.51		2,336	4.83		1,474	5.50		954	5.54
Payables to customers and broker-dealers	15,494	4.19		15,142	4.21		13,672	4.77		12,737	5.29		12,066	5.35
Long-term debt	31,805	5.64		31,216	5.57		31,506	5.58		33,154	5.93		31,506	5.92
Total interest-bearing liabilities	$321,236	6.74%		$301,948	6.66%		$302,765	6.92%		$302,935	7.36%		$300,155	7.18%
Total noninterest-bearing deposits	49,610			48,141			51,207			47,962			48,965
Other noninterest-bearing liabilities	24,073			23,808			24,790			24,122			22,839
Total The Bank of New York Mellon Corporation shareholders’ equity	43,223			41,542			41,266			41,115			40,387
Noncontrolling interests	466			405			316			263			153
Total liabilities and equity	$438,608			$415,844			$420,344			$416,397			$412,499
Net interest margin		1.27%			1.30%			1.32%			1.16%			1.15%
Net interest margin (FTE) – Non-GAAP (c)		1.27%			1.30%			1.32%			1.16%			1.15%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $247 billion for 2Q25, $224 billion for 1Q25, $208 billion for 4Q24, $179 billion for 3Q24 and $163 billion for 2Q24. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 4.45% for 2Q25, 4.46% for 1Q25, 4.82% for 4Q24, 5.43% for 3Q24 and 5.51% for 2Q24. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 4.36% for 2Q25, 4.37% for 1Q25, 4.73% for 4Q24, 5.32% for 3Q24 and 5.41% for 2Q24. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2025		2024
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$20,149	$19,505	$18,759	$19,687	$18,671
Tier 1 capital	25,472	24,783	23,039	23,972	23,006
Total capital	27,244	26,581	24,818	25,865	24,538
Risk-weighted assets	175,058	169,262	167,786	165,652	164,094

CET1 ratio	11.5%	11.5%	11.2%	11.9%	11.4%
Tier 1 capital ratio	14.6	14.6	13.7	14.5	14.0
Total capital ratio	15.6	15.7	14.8	15.6	15.0

Advanced Approaches:
CET1 capital	$20,149	$19,505	$18,759	$19,687	$18,671
Tier 1 capital	25,472	24,783	23,039	23,972	23,006
Total capital	26,898	26,246	24,535	25,534	24,201
Risk-weighted assets	168,222	162,234	160,472	163,858	161,778

CET1 ratio	12.0%	12.0%	11.7%	12.0%	11.5%
Tier 1 capital ratio	15.1	15.3	14.4	14.6	14.2
Total capital ratio	16.0	16.2	15.3	15.6	15.0

Tier 1 leverage ratio (a):
Average assets for Tier 1 leverage ratio	$420,131	$397,513	$402,069	$398,381	$394,672
Tier 1 leverage ratio	6.1%	6.2%	5.7%	6.0%	5.8%

SLR (a):
Leverage exposure	$369,289	$359,666	$353,523	$342,942	$336,971
SLR	6.9%	6.9%	6.5%	7.0%	6.8%

Average liquidity coverage ratio (a)	112%	116%	115%	116%	115%
Average net stable funding ratio (a)	131%	132%	132%	132%	132%
(a) Regulatory capital and liquidity ratios for June 30, 2025 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for June 30, 2025, March 31, 2025 and Dec. 31, 2024 was the Standardized Approach, for Sept. 30, 2024 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, and for June 30, 2024 was the Standardized Approach.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						2Q25 vs.				YTD25 vs.
(dollars in millions)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	YTD25	YTD24	YTD24
Revenue:
Investment services fees:
Asset Servicing	$1,094	$1,062	$1,042	$1,021	$1,018	3%	7%	$2,156	$2,031	6%
Issuer Services	376	267	295	285	322	41	17	643	583	10
Total investment services fees	1,470	1,329	1,337	1,306	1,340	11	10	2,799	2,614	7
Foreign exchange revenue	175	136	147	137	144	29	22	311	268	16
Other fees (a)	60	65	62	57	56	(8)	7	125	115	9
Total fee revenue	1,705	1,530	1,546	1,500	1,540	11	11	3,235	2,997	8
Investment and other revenue	94	140	97	105	104	N/M	N/M	234	203	N/M
Total fee and other revenue	1,799	1,670	1,643	1,605	1,644	8	9	3,469	3,200	8
Net interest income	675	630	681	609	595	7	13	1,305	1,178	11
Total revenue	2,474	2,300	2,324	2,214	2,239	8	10	4,774	4,378	9
Provision for credit losses	(13)	8	15	15	(3)	N/M	N/M	(5)	8	N/M
Noninterest expense (ex. amortization of intangible assets)	1,613	1,578	1,659	1,550	1,547	2	4	3,191	3,077	4
Amortization of intangible assets	7	6	7	7	7	17	—	13	14	(7)
Total noninterest expense	1,620	1,584	1,666	1,557	1,554	2	4	3,204	3,091	4
Income before income taxes	$867	$708	$643	$642	$688	22%	26%	$1,575	$1,279	23%

Total revenue by line of business:
Asset Servicing	$1,870	$1,786	$1,797	$1,720	$1,687	5%	11%	$3,656	$3,355	9%
Issuer Services	604	514	527	494	552	18	9	1,118	1,023	9
Total revenue by line of business	$2,474	$2,300	$2,324	$2,214	$2,239	8%	10%	$4,774	$4,378	9%

Financial ratios:
Pre-tax operating margin	35%	31%	28%	29%	31%			33%	29%

Memo: Securities lending revenue (b)	$56	$52	$52	$47	$46	8%	22%	$108	$92	17%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						2Q25 vs.				YTD25 vs.
(dollars in millions, unless otherwise noted)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	YTD25	YTD24	YTD24
Selected balance sheet data:
Average loans	$11,327	$11,347	$11,553	$11,077	$11,103	—%	2%	$11,337	$11,154	2%
Average assets (a)	$206,552	$194,901	$200,277	$199,057	$196,015	6%	5%	$200,759	$193,780	4%
Average deposits	$185,831	$175,854	$180,843	$180,500	$178,495	6%	4%	$180,870	$176,591	2%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$40.1	$38.1	$37.7	$37.5	$35.7	5%	12%
Market value of securities on loan at period end (in billions) (d)	$516	$504	$488	$484	$481	2%	7%

Issuer Services
Total debt serviced at period end (in trillions)	$14.3	$13.9	$14.1	$14.3	$14.1	3%	1%
Number of sponsored Depositary Receipts programs at period end	482	488	499	507	516	(1)%	(7)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) June 30, 2025 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $2.0 trillion at June 30, 2025, $1.9 trillion at March 31, 2025, $1.8 trillion at Dec. 31, 2024, $1.9 trillion at Sept. 30, 2024 and $1.7 trillion at June 30, 2024.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY acts as agent on behalf of CIBC Mellon clients, which totaled $68 billion at June 30, 2025, $62 billion at March 31, 2025, $60 billion at Dec. 31, 2024, $67 billion at Sept. 30, 2024 and $66 billion at June 30, 2024.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						2Q25 vs.				YTD25 vs.
(dollars in millions)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	YTD25	YTD24	YTD24
Revenue:
Investment services fees:
Pershing	$513	$503	$516	$475	$474	2%	8%	$1,016	$956	6%
Treasury Services	209	209	206	200	202	—	3	418	386	8
Clearance and Collateral Management	385	362	364	354	338	6	14	747	667	12
Total investment services fees	1,107	1,074	1,086	1,029	1,014	3	9	2,181	2,009	9
Foreign exchange revenue	30	29	27	23	23	3	30	59	47	26
Other fees (a)	63	65	61	58	58	(3)	9	128	116	10
Total fee revenue	1,200	1,168	1,174	1,110	1,095	3	10	2,368	2,172	9
Investment and other revenue	36	21	19	20	23	N/M	N/M	57	40	N/M
Total fee and other revenue	1,236	1,189	1,193	1,130	1,118	4	11	2,425	2,212	10
Net interest income	506	497	474	415	417	2	21	1,003	840	19
Total revenue	1,742	1,686	1,667	1,545	1,535	3	13	3,428	3,052	12
Provision for credit losses	(6)	4	9	7	(2)	N/M	N/M	(2)	3	N/M
Noninterest expense (ex. amortization of intangible assets)	897	865	851	833	832	4	8	1,762	1,665	6
Amortization of intangible assets	—	1	1	1	1	(100)	(100)	1	2	(50)
Total noninterest expense	897	866	852	834	833	4	8	1,763	1,667	6
Income before income taxes	$851	$816	$806	$704	$704	4%	21%	$1,667	$1,382	21%

Total revenue by line of business:
Pershing	$739	$719	$705	$649	$663	3%	11%	$1,458	$1,333	9%
Treasury Services	490	477	471	424	426	3	15	967	842	15
Clearance and Collateral Management	513	490	491	472	446	5	15	1,003	877	14
Total revenue by line of business	$1,742	$1,686	$1,667	$1,545	$1,535	3%	13%	$3,428	$3,052	12%

Financial ratios:
Pre-tax operating margin	49%	48%	48%	46%	46%			49%	45%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						2Q25 vs.				YTD25 vs.
(dollars in millions, unless otherwise noted)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	YTD25	YTD24	YTD24
Selected balance sheet data:
Average loans	$44,262	$42,986	$42,217	$42,730	$41,893	3%	6%	$43,627	$40,582	8%
Average assets (a)	$135,119	$129,244	$126,919	$122,526	$124,790	5%	8%	$132,198	$124,171	6%
Average deposits	$96,566	$91,905	$90,980	$88,856	$91,371	5%	6%	$94,248	$90,455	4%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$15.4	$14.7	$14.1	$14.3	$13.4	5%	15%

Pershing
AUC/A at period end (in trillions) (b)	$2.8	$2.7	$2.7	$2.7	$2.6	4%	8%
Net new assets (U.S. platform) (in billions) (d)	$(10)	$11	$41	$(22)	$(23)	N/M	N/M
Daily average revenue trades (“DARTs”) (U.S. platform) (in thousands)	334	298	254	251	280	12%	19%
Average active clearing accounts (in thousands)	8,405	8,406	8,260	8,085	8,057	—%	4%

Treasury Services
Average daily U.S. dollar payment volumes	246,250	244,673	250,714	242,243	241,253	1%	2%

Clearance and Collateral Management
Average collateral balances (in billions)	$7,061	$6,576	$6,463	$6,380	$6,085	7%	16%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) June 30, 2025 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						2Q25 vs.				YTD25 vs.
(dollars in millions)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	YTD25	YTD24	YTD24
Revenue:
Investment management fees (a)	$748	$735	$789	$782	$754	2%	(1)%	$1,483	$1,522	(3)%
Performance fees	10	5	20	13	8	N/M	N/M	15	18	N/M
Investment management and performance fees (b)	758	740	809	795	762	2	(1)	1,498	1,540	(3)
Distribution and servicing fees	69	68	68	68	69	1	—	137	139	(1)
Other fees (c)	(76)	(75)	(64)	(68)	(64)	N/M	N/M	(151)	(124)	N/M
Total fee revenue	751	733	813	795	767	2	(2)	1,484	1,555	(5)
Investment and other revenue (d)	9	5	13	9	11	N/M	N/M	14	28	N/M
Total fee and other revenue (d)	760	738	826	804	778	3	(2)	1,498	1,583	(5)
Net interest income	41	41	47	45	43	—	(5)	82	84	(2)
Total revenue	801	779	873	849	821	3	(2)	1,580	1,667	(5)
Provision for credit losses	—	2	—	1	4	N/M	N/M	2	3	N/M
Noninterest expense (ex. amortization of intangible assets) (a)	649	710	695	668	663	(9)	(2)	1,359	1,399	(3)
Amortization of intangible assets	4	4	5	4	5	—	(20)	8	9	(11)
Total noninterest expense	653	714	700	672	668	(9)	(2)	1,367	1,408	(3)
Income before income taxes	$148	$63	$173	$176	$149	135%	(1)%	$211	$256	(18)%

Total revenue by line of business:
Investment Management (a)	$531	$505	$585	$569	$549	5%	(3)%	$1,036	$1,125	(8)%
Wealth Management	270	274	288	280	272	(1)	(1)	544	542	—
Total revenue by line of business	$801	$779	$873	$849	$821	3%	(2)%	$1,580	$1,667	(5)%

Financial ratios:
Pre-tax operating margin	19%	8%	20%	21%	18%			13%	15%
Adjusted pre-tax operating margin – Non-GAAP (e)	20%	9%	22%	23%	20%			15%	17%

Selected balance sheet data:
Average loans	$13,991	$13,537	$13,718	$13,648	$13,520	3%	3%	$13,765	$13,536	2%
Average assets (f)	$27,114	$26,402	$26,706	$26,525	$26,031	3%	4%	$26,760	$26,151	2%
Average deposits	$9,216	$9,917	$9,967	$10,032	$11,005	(7)%	(16)%	$9,565	$11,185	(14)%
(a) Effective 1Q25, an adjustment for certain rebates, which were previously recorded as distribution and servicing expense, began to be reflected as a reduction of investment management fees. These amounts totaled approximately $20 million for all quarterly periods presented and impacted the year-over-year variances for investment management fees and related revenue subtotals, noninterest expense and Investment Management total revenue in the table above.
(b) On a constant currency basis, investment management and performance fees decreased 2% (Non-GAAP) compared with 2Q24. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Other fees primarily include investment services fees.
(d) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(e) Net of distribution and servicing expense. See “Explanation of GAAP and Non-GAAP Financial Measures” beginning on page 18 for the reconciliation of this Non-GAAP measure.
(f) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						2Q25 vs.					YTD25 vs.
(dollars in billions)	2Q25	1Q25	4Q24	3Q24	2Q24	1Q25	2Q24	YTD25	YTD24		YTD24
AUM by product type (a)(b):
Equity	$168	$156	$162	$173	$167	8%	1%
Fixed income	248	234	221	235	221	6	12
Index	488	470	491	498	485	4	1
Liability-driven investments	588	549	548	637	598	7	(2)
Multi-asset and alternative investments	173	167	171	175	173	4	—
Cash	441	432	436	426	401	2	10
Total AUM	$2,106	$2,008	$2,029	$2,144	$2,045	5%	3%

Changes in AUM (a)(b):
Beginning balance of AUM	$2,008	$2,029	$2,144	$2,045	$2,015			$2,029	$1,974
Net inflows (outflows):
Long-term strategies:
Equity	(3)	(3)	(5)	(2)	(4)			(6)	(8)
Fixed income	5	2	(2)	4	4			7	16
Liability-driven investments	—	1	(11)	(4)	4			1	17
Multi-asset and alternative investments	(4)	(2)	(2)	(6)	(2)			(6)	(7)
Total long-term active strategies (outflows) inflows	(2)	(2)	(20)	(8)	2			(4)	18
Index	(22)	(11)	(7)	(16)	(4)			(33)	(19)
Total long-term strategies (outflows) inflows	(24)	(13)	(27)	(24)	(2)			(37)	(1)
Short-term strategies:
Cash	7	(5)	12	24	(7)			2	9
Total net (outflows) inflows	(17)	(18)	(15)	—	(9)			(35)	8
Net market impact	70	(25)	(45)	58	40			45	56
Net currency impact	45	22	(55)	41	(1)			67	(11)
Other	—	—	—	—	—			—	18	(c)
Ending balance of AUM	$2,106	$2,008	$2,029	$2,144	$2,045	5%	3%	$2,106	$2,045		3%

Wealth Management client assets (a)(d)	$339	$327	$327	$333	$308	4%	10%
(a) June 30, 2025 information is preliminary.
(b) Represents assets managed in the Investment and Wealth Management business segment.
(c) Reflects the realignment of similar products and services within our lines of business. Refer to Form 8-K dated March 26, 2024 for further information.
(d) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(dollars in millions)	2Q25	1Q25	4Q24	3Q24	2Q24	YTD25	YTD24
Revenue:
Fee revenue	$(15)	$(28)	$(20)	$(1)	$(4)	$(43)	$(21)
Investment and other revenue	33	62	9	55	29	95	76
Total fee and other revenue	18	34	(11)	54	25	52	55
Net interest (expense)	(19)	(9)	(8)	(21)	(25)	(28)	(32)
Total revenue	(1)	25	(19)	33	—	24	23
Provision for credit losses	2	4	(4)	—	1	6	13
Noninterest expense	36	88	137	37	15	124	80
(Loss) before income taxes	$(39)	$(67)	$(152)	$(4)	$(16)	$(106)	$(70)

Selected balance sheet data:
Average loans and leases	$1,685	$1,800	$1,723	$1,750	$1,767	$1,743	$1,791
Average assets	$69,823	$65,297	$66,442	$68,289	$65,663	$67,572	$64,140

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	March 31, 2025	2Q25 change in unrealized gain (loss)	June 30, 2025			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
			Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$44,912	$204	$47,440	$44,277		93%	$(3,163)		20%	100%	—%	—%	—%	—%
Non-U.S. government (d)	33,025	191	34,090	34,047		100	(43)		24	94	4	2	—	—
U.S. Treasury	27,898	62	30,068	29,732		99	(336)		41	100	—	—	—	—
Agency commercial MBS	10,197	51	10,272	9,935		97	(337)		44	100	—	—	—	—
Foreign covered bonds	7,856	27	8,460	8,443		100	(17)		36	100	—	—	—	—
CLOs	7,844	10	8,062	8,061		100	(1)		100	100	—	—	—	—
U.S. government agencies	5,391	32	5,139	4,906		95	(233)		24	100	—	—	—	—
Non-agency commercial MBS	2,458	19	2,486	2,369		95	(117)		48	100	—	—	—	—
Non-agency RMBS	1,445	3	1,567	1,427		91	(140)		39	100	—	—	—	—
Other asset-backed securities	499	5	454	426		94	(28)		20	100	—	—	—	—
Other debt securities	10	—	11	10		91	(1)		—	—	—	—	—	100
Total securities	$141,535	$604	$148,049	$143,633	(e)	97%	$(4,416)	(f)	33%	99%	1%	—%	—%	—%
(a) Amortized cost includes the impact of hedged item basis adjustments, which was a net decrease of $901 million, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) The fair value of available-for-sale securities totaled $98,671 million at June 30, 2025, or 69% of the securities portfolio. The fair value of the held-to-maturity securities totaled $44,962 million at June 30, 2025, or 31% of the securities portfolio.

(f) At June 30, 2025, includes pre-tax net unrealized losses of $981 million related to available-for-sale securities, net of hedges, and $3,435 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $746 million and the after-tax equivalent related to held-to-maturity securities was $2,621 million.
Note: At June 30, 2025, the accretable discount relating to securities was $1,289 million. Including the discontinued hedges, net accretion was $105 million in 2Q25.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2025		2024
(dollars in millions)	June 30	March 31	Dec. 31	Sept. 30	June 30
Allowance for credit losses – beginning of period:
Allowance for loan losses	$295	$294	$296	$286	$322
Allowance for lending-related commitments	75	72	75	73	81
Allowance for other financial instruments (a)	31	26	30	37	37
Allowance for credit losses – beginning of period	$401	$392	$401	$396	$440

Net (charge-offs) recoveries:
Charge-offs	(10)	(10)	(30)	(18)	(44)
Recoveries	5	1	1	—	—
Total net (charge-offs)	(5)	(9)	(29)	(18)	(44)
Provision for credit losses (b)	(17)	18	20	23	—
Allowance for credit losses – end of period	$379	$401	$392	$401	$396

Allowance for credit losses – end of period:
Allowance for loan losses	$275	$295	$294	$296	$286
Allowance for lending-related commitments	70	75	72	75	73
Allowance for other financial instruments (a)	34	31	26	30	37
Allowance for credit losses – end of period	$379	$401	$392	$401	$396

Allowance for loan losses as a percentage of total loans	0.38%	0.41%	0.41%	0.43%	0.40%

Nonperforming assets	$161	$213	$179	$211	$227
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent (“FTE”) basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Quarterly returns on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	2Q25	1Q25	4Q24	3Q24	2Q24	YTD25	YTD24
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$1,391	$1,149	$1,130	$1,110	$1,143	$2,540	$2,096
Add: Amortization of intangible assets	11	11	13	12	13	22	25
Less: Tax impact of amortization of intangible assets	2	3	3	3	3	5	6
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$1,400	$1,157	$1,140	$1,119	$1,153	$2,557	$2,115

Average common shareholders’ equity	$37,892	$36,980	$36,923	$36,772	$36,044	$37,438	$35,975
Less: Average goodwill	16,748	16,615	16,515	16,281	16,229	16,682	16,234
Average intangible assets	2,850	2,849	2,846	2,827	2,834	2,849	2,841
Add: Deferred tax liability – tax deductible goodwill	1,236	1,226	1,221	1,220	1,213	1,236	1,213
Deferred tax liability – intangible assets	668	666	665	656	655	668	655
Average tangible common shareholders’ equity – Non-GAAP	$20,198	$19,408	$19,448	$19,540	$18,849	$19,811	$18,768

Return on common equity – GAAP	14.7%	12.6%	12.2%	12.0%	12.7%	13.7%	11.7%
Return on tangible common equity – Non-GAAP	27.8%	24.2%	23.3%	22.8%	24.6%	26.0%	22.7%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2025		2024
(dollars in millions, except common shares and unless otherwise noted)	June 30	March 31	Dec. 31	Sept. 30	June 30
The Bank of New York Mellon Corporation shareholders’ equity at period end – GAAP	$43,950	$43,119	$41,318	$41,992	$40,843
Less: Preferred stock	5,331	5,331	4,343	4,343	4,343
The Bank of New York Mellon Corporation common shareholders’ equity at period end – GAAP	38,619	37,788	36,975	37,649	36,500
Less: Goodwill	16,823	16,661	16,598	16,338	16,217
Intangible assets	2,849	2,846	2,851	2,824	2,826
Add: Deferred tax liability – tax deductible goodwill	1,236	1,226	1,221	1,220	1,213
Deferred tax liability – intangible assets	668	666	665	656	655
The Bank of New York Mellon Corporation tangible common shareholders’ equity at period end – Non-GAAP	$20,851	$20,173	$19,412	$20,363	$19,325

Period-end common shares outstanding (in thousands)	705,241	715,434	717,680	727,078	737,957

Book value per common share – GAAP	$54.76	$52.82	$51.52	$51.78	$49.46
Tangible book value per common share – Non-GAAP	$29.57	$28.20	$27.05	$28.01	$26.19

Net interest margin reconciliation
(dollars in millions)	2Q25	1Q25	4Q24	3Q24	2Q24
Net interest income – GAAP	$1,203	$1,159	$1,194	$1,048	$1,030
Add: Tax equivalent adjustment	1	—	1	—	1
Net interest income (FTE) – Non-GAAP	$1,204	$1,159	$1,195	$1,048	$1,031

Average interest-earning assets	$375,542	$354,687	$357,768	$356,934	$353,633

Net interest margin – GAAP (a)	1.27%	1.30%	1.32%	1.16%	1.15%
Net interest margin (FTE) – Non-GAAP (a)	1.27%	1.30%	1.32%	1.16%	1.15%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	2Q25	1Q25	4Q24	3Q24	2Q24	YTD25	YTD24
Income before income taxes – GAAP	$148	$63	$173	$176	$149	$211	$256

Total revenue – GAAP	$801	$779	$873	$849	$821	$1,580	$1,667
Less: Distribution and servicing expense	64	65	88	91	88	129	184
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$737	$714	$785	$758	$733	$1,451	$1,483

Pre-tax operating margin – GAAP (a)	19%	8%	20%	21%	18%	13%	15%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	20%	9%	22%	23%	20%	15%	17%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			2Q25 vs.
(dollars in millions)	2Q25	2Q24	2Q24
Consolidated:
Investment management and performance fees – GAAP	$758	$761	—%
Impact of changes in foreign currency exchange rates	—	11
Adjusted investment management and performance fees – Non-GAAP	$758	$772	(2)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$758	$762	(1)%
Impact of changes in foreign currency exchange rates	—	11
Adjusted investment management and performance fees – Non-GAAP	$758	$773	(2)%